1290 Funds®

Supplement Dated March 26, 2019 to the Prospectuses and Statements of Additional Information Dated March 1, 2019

This Supplement updates certain information contained in the Prospectuses and Statements of Additional Information dated March 1, 2019 of 1290 Funds® (“1290 Funds”). You should read this Supplement in connection with the Prospectuses and Statements of Additional Information and retain it for future reference. You may obtain an additional copy of a Prospectus or Statement of Additional Information (“SAI”), free of charge, by calling 1-888-310-0416 or by sending an email request to 1290Funds@dfinsolutions.com, or you can view, print, and download a copy of these documents at 1290 Funds’ website at www.1290Funds.com.

As previously described in the section of the Prospectuses entitled “Management of the Funds — The Adviser” and the section of the SAIs entitled ”Investment Management and Other Services,” in 2018 AXA S.A. (“AXA”) announced its intention to sell over time all of its interest in AXA Equitable Holdings, Inc. (“AEH”), the indirect parent company of AXA Equitable Funds Management Group, LLC d/b/a 1290 Asset Managers® (“Adviser”), through a series of sales of AEH’s common stock (the “Sell-Down Plan”). The purpose of this Supplement is to provide you with further information regarding the Adviser’s organizational structure and the status of the Sell-Down Plan.

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The section of the Prospectuses entitled “Management of the Funds — The Adviser” and the section of the SAIs entitled ”Investment Management and Other Services — The Adviser” are hereby supplemented to include the following information (defined terms used in this Supplement have the same meanings as in the Prospectuses and SAIs):

On March 20, 2019, as part of the Sell-Down Plan, AXA announced the completion of a further secondary offering of 40 million shares of common stock of AEH and the sale by AXA to AEH of 30 million shares of AEH. As a result of the secondary offering and the share buyback, which closed on March 25, 2019, AXA is no longer a majority shareholder of AEH. AEH continues to be a publicly traded U.S. company.

Upon the closing of the secondary offering and share buyback, the following new agreements, whose terms are not materially different from the current agreements, became effective: (i) a new investment advisory agreement between the Adviser and 1290 Funds with respect to each of the Funds; (ii) new investment sub-advisory agreements between the Adviser and each of the affiliated and unaffiliated Sub-Advisers with respect to the Funds, as applicable; and (iii) a new expense limitation agreement between the Adviser and 1290 Funds with respect to the Funds, as applicable.

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